Exhibit 10.26.2

SECOND LOAN MODIFICATION

TO SENIOR LOAN AND SECURITY AGREEMENT

This Second Loan Modification to Senior Loan and Security Agreement (this “Agreement”) is entered into as of June 4, 2013 (“Second Loan Modification Effective Date”), by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 14185 Dallas Parkway, Suite 760, Dallas TX 75254 (“Bank”), (ii) MA VENIR SYSTEMS, INC., a Delaware corporation (“Mavenir”), (iii) MAVENIR HOLDINGS, INC., a Delaware corporation (“Holdings”), (iv) MA VENIR SYSTEMS IP HOLDINGS, LLC, a Delaware limited liability company (“Mavenir IP”) each with offices located at 1700 International Parkway, Suite 200, Richardson, TX 75081, (v) MA VENIR SYSTEMS HOLDINGS LIMITED, a company registered under the laws of England and Wales under company number 05181808 whose registered office is at 76 Wallingford Road, Shillingford, Oxfordshire OX10 7EU, United Kingdom (“U.K. Holdings”), (vi) MAVENIR SYSTEMS UK LIMITED, a company registered under the laws of England and Wales under company number 04388973 whose registered office is at 76 Wallingford Road, Shillingford, Oxfordshire OXlO 7EU, United Kingdom (“Mavenir U.K.” and together with U.K. Holdings, the “U.K. Borrower”), and (vii) MAVENIR SYSTEMS PTE LTD., a company incorporated under the laws of Singapore with registration number 200105057D and having its registered office located at 18 Mohamed Sultan Road, #03-01, Singapore 238967 (“Mavenir Singapore” or “Singapore Borrower”, and together with U.K. Holdings and Mavenir U.K., Mavenir, Holdings, and Mavenir IP, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 18, 2012, evidenced by, among other documents, a certain Senior Loan and Security Agreement dated as of October 18, 2012, between Borrower and Bank, as amended by that certain Joinder and First Loan Modification to Senior Loan and Security Agreement dated as of February 13, 2013 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the “Intellectual Property Collateral”, as such term is defined in that certain Intellectual Property Security Agreement dated as of October 18, 2012 between Bank, Mavenir and Holdings and that certain Intellectual Property Security Agreement dated as of the November 16,2012 between Bank and Mavenir IP (collectively and as amended, the “IP Security Agreement”, and together with any other collateral security granted by any Borrower or Guarantor to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A. Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by inserting the following text at the end of Section 4.4 thereof:

“If Borrower is required to add one or more Subsidiaries as co-borrowers or guarantors of its obligations pursuant to the Silver Lake Subordinated Indebtedness and to cause such Subsidiaries to grant a security interest on their assets to secure the Silver Lake Subordinated Indebtedness or if Borrower desires to Transfer assets to one or more Subsidiaries, and any such Subsidiaries have not granted a security interest in favor of Bank, Borrower shall notify Bank of same and shall cause such Subsidiaries to grant a first priority security interest (subject only to Permitted Liens that expressly or by operation of law have superior priority to Bank's Lien under this Agreement) on their assets consistent with the description of Collateral set forth in Exhibit A in favor of Bank unless Bank waives such obligation in writing.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9 thereof:

“6.9 Tangible Net Worth. Borrower shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries, Tangible Net Worth of at least (no worse than) negative Seven Million Dollars (-$7 ,000,000), increasing by (i) fifty percent (50%) of the net proceeds from the issuance of equity, and (ii), twenty-five percent (25%) of quarterly Net Income.”

and inserting in lieu thereof the following:

“6.9 Tangible Net Worth. Borrower shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries, Tangible Net Worth of at least (no worse than) negative Seven Million Dollars (-$7 ,000,000), increasing by (i) fifty percent (50%) of the net proceeds from the issuance of equity or Subordinated Debt (excluding the Indebtedness incurred pursuant to the Subordinated Loan Agreement, but including the Silver Lake Subordinated Indebtedness), and (ii), twenty-five percent (25%) of quarterly Net Income.”

3	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.1 thereof:

“7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of Equipment or other property which is worn out, obsolete, being replaced by Equipment or property of reasonably equivalent or better value or usefulness, or no longer necessary for the business of Borrower or such Subsidiary; (c) in connection with Permitted Liens and Permitted Investments, (d) of non-exclusive licenses for the use of the property of Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practice; (e) of Demonstration Systems to customers or prospective customers in the ordinary course of business and consistent with past practice; (f) of property from one Borrower to another Borrower; and (g) otherwise expressly permitted pursuant to this Agreement.”

and inserting in lieu thereof the following:

“7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of Equipment or other property which is worn out, obsolete, being replaced by Equipment or property of reasonably equivalent or better value or usefulness, or no longer necessary for the business of Borrower or such Subsidiary; (c) in connection with Permitted Liens and Permitted Investments, (d) of non-exclusive licenses for the use of the property of Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practice; (e) of Demonstration Systems to customers or prospective customers in the ordinary course of business and consistent with past practice; (f) of property from one Borrower to another Borrower (or to a non-Borrower Subsidiary which has granted a lien on its assets to Bank pursuant to Section 4.4); and (g) otherwise expressly permitted pursuant to this Agreement.”

4	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.5 thereof:

“7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of the Collateral, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower's or any Subsidiary's Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.”

and inserting in lieu thereof the following:

“7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of the Collateral, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower's or any Subsidiary's Intellectual Property included in the Collateral, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.”

5	The Loan Agreement shall be amended by deleting the following text appearing as Sections 8.6 thereof:

“8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties (other than the Subordinated Loan Agreement), (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000.00); or (b) any default under any material agreement of Borrower or Guarantor that could have a material adverse effect on Borrower's or Guarantor's business, taken as a whole;”

and inserting in lieu thereof the following:

“8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties (other than the Subordinated Loan Agreement), (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000.00); or (b) any default under any material agreement of Borrower or Guarantor that could have a material adverse effect on Borrower's or Guarantor's business, taken as a whole; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Bank receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Bank has not declared an Event of Default under this Agreement in writing; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Bank be materially less advantageous to Borrower or any Guarantor.”

6	The Loan Agreement shall be amended by deleting the following text appearing as Sections 8.9 thereof:

“8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement;”

and inserting in lieu thereof the following:

“8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect (other than a result of the full payment thereof, to the extent permitted in accordance with any intercreditor agreement, subordination agreement or other similar agreement relating thereto), any Borrower or Guarantor shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder (other than a result of the full payment thereof, to the extent permitted in accordance with any intercreditor agreement, subordination agreement or other similar agreement relating thereto), or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement; provided, however, that the Event of Default under this Section 8.9 caused by the occurrence of such breach, revocation or similar event specified above, under the Silver Lake Subordinated Indebtedness shall be cured or waived for purposes of this Agreement upon Bank receiving written notice from Silver Lake asserting of such cure or waiver of such breach, revocation or similar event specified above under the Silver Lake Subordinated Indebtedness, if at the time of such cure of such other agreement (x) Bank has not declared an Event of Default under this Agreement in writing; (y) any such cure does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Bank be materially less advantageous to Borrower or any Guarantor.”

7	The Loan Agreement shall be amended by deleting the following clauses (b) and (v) appearing in the definition of “Eligible Accounts” in Section 13.1 thereof:

“(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;”

“(v) Accounts owing from an Account Debtor, whose total obligations to the applicable Loan Party exceed twenty-five percent (25%) of all Accounts (except for Flextronics/Cisco, for which such percentage is thirty-five percent (35% )), for the amounts that exceed that percentage, unless Bank approves in writing;”

and inserting in lieu thereof the following:

“(b) Accounts that the Account Debtor has not paid within ninety (90) days (one hundred twenty (120) days for Accounts of Duetsche Telekom) of invoice date regardless of invoice payment period terms;”

“(v) Accounts owing from an Account Debtor, whose total obligations to the applicable Loan Party exceed twenty-five percent (25%) of all Accounts (except for Starent/Cisco, for which such percentage is thirty-five percent (35%)), for the amounts that exceed that percentage, unless Bank approves in writing;”

8	The Loan Agreement shall be amended by deleting the following clause (f) appearing in the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“(f) (i) (X) unsecured Indebtedness of any Subsidiary owed to a Loan Party plus (Y) unsecured guarantee obligations of Borrower with respect to leases or commercial contacts of any other Borrower or any Subsidiary entered into in the ordinary course of business, in an aggregate amount for all such Indebtedness permitted pursuant to this clause (i), together with Investments permitted in connection with clause (d) of the definition of “Permitted Investments”, not to exceed Five Million Five Hundred Thousand Dollars ($5,500,000.00) in the aggregate for any trailing three-month period, for reasonable operating expenses and capital expenditures of such Borrower or Subsidiaries incurred in the ordinary course of business, in amounts and in a manner consistent with past practices, (ii) Indebtedness of any Borrower owing to any other Borrower and (iii) Indebtedness of any Subsidiary (which is not a Loan Party) to any other Subsidiary (which is not a Loan Party);”

and inserting in lieu thereof the following:

“(f) (i) (X) unsecured Indebtedness of any Subsidiary owed to a Loan Party plus (Y) unsecured guarantee obligations of Borrower with respect to leases or commercial contacts of any other Borrower or any Subsidiary entered into in the ordinary course of business, in an aggregate amount for all such Indebtedness permitted pursuant to this clause (i), together with Investments permitted in connection with clause (d) of the definition of “Permitted Investments”, not to exceed Eight Million Dollars ($8,000,000.00) in the aggregate for any trailing three-month period, for reasonable operating expenses and capital expenditures of such Borrower or Subsidiaries incurred in the ordinary course of business, in amounts and in a manner consistent with past practices, (ii) Indebtedness of any Borrower owing to any other Borrower and (iii) Indebtedness of any Subsidiary (which is not a Loan Party) to any other Subsidiary (which is not a Loan Party);”

9	The Loan Agreement shall be amended by deleting the following clause (d) appearing in the definition of “Permitted Investments” in Section 13.1 thereof:

“(d) (i) Investments by a Loan Party in any Subsidiary, in an aggregate amount for all such Investments, together with Indebtedness permitted in connection with clause (f) of the definition of “Permitted Indebtedness”, not to exceed Five Million Five Hundred Thousand Dollars ($5,500,000.00) in the aggregate for each trailing three-month period, for reasonable operating expenses and capital expenditures of such Borrower or Subsidiaries incurred in the ordinary course of business, in amounts and in a manner consistent with past practices, (ii) Investments by any Borrower in any other Borrower and (iii) Investments by any Subsidiary in any Loan Party;”

and inserting in lieu thereof the following:

“(d) (i) Investments by a Loan Party in any Subsidiary, in an aggregate amount for all such Investments, together with Indebtedness permitted in connection with clause (f) of the definition of “Permitted Indebtedness”, not to exceed Eight Million Thousand Dollars ($8,000,000.00) in the aggregate for each trailing three-month period, for reasonable operating expenses and capital expenditures of such Borrower or Subsidiaries incurred in the ordinary course of business, in amounts and in a manner consistent with past practices, (ii) Investments by any Borrower in any other Borrower and (iii) Investments by any Subsidiary in any Loan Party;”

10	The Loan Agreement shall be amended by deleting the following clause (h) appearing in the definition of “Permitted Liens” in Section 13.1 thereof:

“(h) Liens granted by Borrower to Bank under the Subordinated Loan Agreement and related documents and agreements;”

and inserting in lieu thereof the following:

“(h) (i) Liens granted by Borrower to Bank under the Subordinated Loan Agreement and related documents and agreements and (ii) Liens granted by Borrower to Silver Lake Waterman Fund, L.P., as agent, pursuant to the documents providing for and securing the Silver Lake Subordinated Indebtedness;”

11	The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“Borrowing Base” is the sum of (a) eighty percent (80%) of Eligible Accounts plus (b) without duplication, seventy percent (70%) of Eligible Foreign Accounts plus (c) without duplication, seventy percent (70%) of Eligible Domestic-Billed Foreign Accounts; provided that, such amount described in this clause (c) shall not exceed Five Million Dollars ($5,000,000.00) in the aggregate plus (d) without duplication, fifty percent (50%) of Borrower's Eligible Unbilled Accounts; provided that, such amount described in this clause (d) shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00) in the aggregate, in each case as determined by Bank from Borrower's most recent Borrowing Base Certificate, provided, however, that Bank may decrease the foregoing amounts/percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.

“Eligible Unbilled Accounts” are Accounts for which the Account Debtor has not been invoiced or where goods or services have not yet been rendered to the Account Debtor but are otherwise Eligible Accounts; provided such Accounts are billed and goods and services will have been rendered to the applicable Account Debtor within fifteen (15) days of delivery of the applicable Borrowing Base Certificate and which must thereafter satisfy all of the requirements of Eligible Accounts.

“Streamline Period” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) beginning on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding sixty (60) day period, maintained Tangible Net Worth, in an amount at all times of at least (no worse than) negative Three Million Five Hundred Thousand Dollars (-$3,500,000), as determined by Bank, in its sole discretion (the “Streamline Balance”); and (ii) ending on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain the Streamline Balance, as determined by Bank, in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Balance each consecutive day for sixty (60) consecutive days, as determined by Bank, in its sole discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Bank prior-written notice of Borrower's intention to enter into any such Streamline Period.

“Subordinated Debt” is (i) Indebtedness incurred pursuant to the Subordinated Loan Agreement and (ii) indebtedness incurred by Borrower subordinated to all of Borrower's now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Tangible Net Worth” is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (a) any amounts included in such assets attributable to (i) goodwill, (ii) intangible items including unamortized debt discount and expense, Patents, Trademarks, Copyrights, and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates and (iv) reserves not already deducted from assets, minus (b) Total Liabilities, minus (c) net foreign exchange currency translation adjustments.

and inserting in lieu thereof the following:

“Borrowing Base” is the sum of (a) eighty percent (80%) of Eligible Accounts plus (b) without duplication, seventy percent (70%) of Eligible Foreign Accounts plus (c) without duplication, seventy percent (70%) of Eligible Domestic-Billed Foreign Accounts; provided that, such amount described in this clause (c) shall not exceed Five Million Dollars ($5,000,000.00) in the aggregate plus (d) without duplication, thirty-five percent (35%) of Borrower's Eligible Unbilled Accounts; provided that, such amount described in this clause (d) shall not exceed Two Million Dollars ($2,000,000.00) in the aggregate, in each case as determined by Bank from Borrower's most recent Borrowing Base Certificate, provided, however, that Bank may decrease the foregoing amounts/percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.

“Eligible Unbilled Accounts” are Accounts for which the Account Debtor has not been invoiced or where goods or services have not yet been rendered to the Account Debtor but are otherwise Eligible Accounts (other than clause (u) in the definition of Eligible Accounts); provided such Accounts are billed and goods and services will have been rendered to the applicable Account Debtor within thirty (30) days of month-end and which must thereafter satisfy all of the requirements of Eligible Accounts (other than clause (u) in the definition of Eligible Accounts).

“Streamline Period” is, on and after the Effective Date, provided no Default or Event of Default has occurred and is continuing, the period (i) beginning on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding sixty (60) day period, maintained Tangible Net Worth, in an amount at all times of at least (no worse than) negative Three Million Five Hundred Thousand Dollars (-$3,500,000), as determined by Bank, in its sole discretion (the “Streamline Balance”); and (ii) ending on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain the Streamline Balance, as determined by Bank, in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Balance each consecutive day for sixty (60) consecutive days, as determined by Bank, in its sole discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Bank prior-written notice of Borrower's intention to enter into any such Streamline Period. The Streamline Balance shall increase by fifty percent (50%) of the net proceeds from the issuance of equity or Subordinated Debt (excluding the Indebtedness incurred pursuant to the Subordinated Loan Agreement, but including the Silver Lake Subordinated Indebtedness).

“Subordinated Debt” is (i) Indebtedness incurred pursuant to the Subordinated Loan Agreement, (ii) Silver Lake Subordinated Indebtedness, and (iii) indebtedness incurred by Borrower subordinated to all of Borrower's now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Tangible Net Worth” is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus (a) any amounts included in such assets attributable to (i) goodwill, (ii) intangible items including unamortized debt discount and expense, Patents, Trademarks, Copyrights, and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates and (iv) reserves not already deducted from assets, minus (b) Total Liabilities, minus (c) net foreign exchange currency translation adjustments, plus (d) Subordinated Indebtedness (excluding the Indebtedness incurred pursuant to the Subordinated Loan Agreement, but including the Silver Lake Subordinated Indebtedness).

12	The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1 thereof, each in its applicable alphabetical order:

“Second Loan Modification Effective Date” is June 4, 2013.”

“Silver Lake Subordinated Indebtedness” is Subordinated Indebtedness in an aggregate principal amount not to exceed Fifteen Million Dollars ($15,000,0000) incurred by Mavenir, Holdings and Mavenir IP, pursuant to the Loan and Security Agreement entered into by Mavenir, Holdings and Mavenir IP, Silver Lake Waterman Fund, L.P., as agent, and the lenders named therein, executed on or after the Second Loan Modification Effective Date, as such Loan and Security Agreement may be amended, modified, renewed or extended in accordance with the terms of the subordination, intercreditor, or other similar agreement entered into between Bank and Silver Lake Waterman Fund, L.P.).”

“13	The Loan Agreement shall be amended by deleting Exhibit B attached thereto and inserting Exhibit B attached hereto in lieu thereof.

4. LIMITED WAIVER. Borrower has disclosed to Bank certain indebtedness owing by one or more of the Borrowers and their Subsidiaries to one or more of the other Borrowers and their Subsidiaries as of the Effective Date. Bank hereby waives any Default and Event of Default arising from the absence of disclosing. such intercompany obligations from the Perfection Certificate and such obligations are hereby incorporated into the Perfection Certificate as if fully set forth therein.

5. CONDITIONS PRECEDENT. As a condition precedent to the effectiveness of this Agreement and the Bank's obligation to make further Credit Extensions under the Loan Agreement, the Bank shall have received the following documents prior to or concurrently with this Agreement, each in form and substance satisfactory to the Bank:

A.	duly executed original signature pages to this Agreement;

B.	duly executed original signature pages to the Second Loan Modification to Subordinated Loan and Security Agreement; and

C.	such other documents as Bank may reasonably request.

6. FEES. Borrower shall pay to Bank a modification fee equal to Fifteen Thousand Dollars ($15,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with the Existing Loan Documents and this Agreement.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions (as they may be modified by this Agreement) of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Agreement.

12. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

14. COUNTERSIGNATURE. This Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Agreement is executed as of the date first written above.

MAVENIR SYSTEMS, INC.

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Chief Financial Officer

MAVENIR HOLDINGS, INC.

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Chief Financial Officer

MAVENIR SYSTEMS IP HOLDINGS, LLC

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Vice President

MAVENIR SYSTEMS HOLDINGS LIMITED

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Director

MAVENIR SYSTEMS UK LTD.

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Director

MAVENIR SYSTEMS PTE LTD.

By	/s/ Terry Hungle
Name:	Terry Hungle
Title:	Director

BANK:

SILICON VALLEY BANK

By
Name:
Title:

[Signature page to Second Loan Modification Senior Loan and Security Agreement]

This Agreement is executed as of the date first written above.

MAVENIR SYSTEMS, INC.

By
Name:	Terry Hungle
Title:	Chief Financial Officer

MAVENIR HOLDINGS, INC.

By
Name:	Terry Hungle
Title:	Chief Financial Officer

MAVENIR SYSTEMS IP HOLDINGS, LLC

By
Name:	Terry Hungle
Title:	Vice President

MAVENIR SYSTEMS HOLDINGS LIMITED

By
Name:	Terry Hungle
Title:	Director

MAVENIR SYSTEMS UK LTD.

By
Name:	Terry Hungle
Title:	Director

MAVENIR SYSTEMS PTE LTD.

By
Name:	Terry Hungle
Title:	Director

BANK:

SILICON VALLEY BANK

By	/s/ Jennifer Bentley
Name:	Jennifer Bentley
Title:	VP

[Signature page to Second Loan Modification Senior Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	MAVENIR SYSTEMS, INC.

The undersigned authorized officer of MAVENIR SYSTEMS, INC. (“Borrower”) certifies that under the terms and conditions of the Senior Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements (including income statement and statement of cash flows) with Compliance Certificate and Deferred Revenue Report	Monthly within 30 days	Yes	No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes	No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No
Transaction Reports	Weekly and with each Credit Extension (Monthly within 30 days under Streamline)	Yes	No
Projections/Operating Budgets	Earlier of (i) 15 days after approval by board of directors or (ii) January 31st of each fiscal year	Yes	No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Minimum Tangible Net Worth**	($7,000,000)	$	Yes	No

Streamline Reporting	Applies
Tangible Net Worth ≥ (3,500,000) ***	Yes	No
Tangible Net Worth < (3,500,000) ***	Yes	No

**	Increase by (1) fifty percent (50%) of the net proceeds from the Issuance of equity or Subordinated Debt (excluding Indebtedness incurred pursuant to the Subordinated Loan Agreement and including the Silver Lake Subordinated Indebtedness), and (ii), twenty-five percent (25%) of quarterly Net Income.

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***	Increase by fifty percent (50%) of the net proceeds from the issuance of equity or Subordinated Debt (excluding Indebtedness incurred pursuant to the Subordinated Loan Agreement and including the Silver Lake Subordinated Indebtedness).

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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MAVENIR SYSTEMS, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Tangible Net Worth (Section 6.9)

Required: Borrower shall maintain at all times, to be tested as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries, Tangible Net Worth of at least (no worse than) negative Seven Million Dollars ( -$7 ,000,000), increasing by (i) fifty percent (50%) of the net proceeds from the issuance of equity or Subordinated Debt (excluding Indebtedness incurred pursuant to the Subordinated Loan Agreement and including the Silver Lake Subordinated Indebtedness), and (ii) twenty-five percent (25%) of quarterly Net Income.

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries*	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries*	$
D.	Aggregate value of any reserves not already deducted from assets*	$
E.	Total Liabilities	$
F.	Net foreign exchange currency translation adjustments	$
G.	Original proceeds of Subordinated Debt (excluding Indebtedness incurred pursuant to the Subordinated Loan Agreement and including the Silver Lake Subordinated Indebtedness)	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line Hat least (no worse than) negative Seven Million Dollars (-$7,000,000) **?

No, not in compliance	Yes, in compliance

*	To the extent included in Line A.
**	Increase by (i) fifty percent (50%) of the net proceeds from the issuance of equity or Subordinated Debt (excluding Indebtedness incurred pursuant to the Subordinated Loan Agreement and including the Silver Lake Subordinated Indebtedness), and (ii), twenty-five percent (25%) of quarterly Net Income.

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